UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 1, 2009

                             HOMETOWN BANCORP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

         United States                    000-52674              02-0783010
         -------------                    ---------              ----------
(State or other jurisdiction of          (Commission            (IRS Employer
incorporation or organization)           File Number)        Identification No.)


  12 Main Street, Walden, New York                                     12586
---------------------------------------                              ----------
(Address of principal executive offices)                             (Zip Code)

       Registrant's telephone number, including area code: (845) 778-2171

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant's Certifying Accountant
            ---------------------------------------------

     On October 1, 2009, Hometown Bancorp, Inc. (the "Company") was notified that the audit practice of Beard Miller Company LLP ("Beard") an independent registered public accounting firm, was combined with ParenteBeard LLC
("ParenteBeard") in a transaction pursuant to which Beard combined its operations with ParenteBeard and certain of the professional staff and partners of Beard joined ParenteBeard either as employees or partners of ParenteBeard. On October 1, 2009, Beard resigned as the auditors of the Company and with the approval of the Audit Committee of the Company's Board of Directors, ParenteBeard was engaged as its independent registered public accounting firm.

     Prior to engaging ParenteBeard, the Company did not consult with ParenteBeard regarding the application of accounting principles to a specified transaction, either completed or proposed or regarding the type of audit opinion that might be rendered by ParenteBeard on the Company's consolidated financial statements, and ParenteBeard did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

     The report of independent registered public accounting firm of Beard regarding the Company's consolidated financial statements for the years ended December 31, 2008 and 2007 did not contain any adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the years ended December 31, 2008 and 2007, and during the interim period from the end of the most recently completed fiscal year through October 1, 2009, the date of resignation, there were no disagreements with Beard on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Beard, would have caused it to make reference to such disagreement in its reports.

     The Company provided Beard with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Beard furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated October 5, 2009, is filed as Exhibit 16 (which is incorporated by reference herein) to this Current Report on Form 8-K.

Item 9.01   Financial Statements and Exhibits
            ---------------------------------

(d)   Exhibits

      Number            Description
      ------            -----------

      16 Letter of Concurrence from Beard Miller Company LLP regarding change in certifying accountant

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HOMETOWN BANCORP, INC.
                                       ----------------------
                                       (Registrant)



Date: October 5, 2009                  By: /s/ Stephen W. Dederick
                                           ------------------------------------
                                           Stephen W. Dederick
                                           Vice President and Chief Financial
                                           Officer